UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2024, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) took several actions related to compensation. The Board (1) established fiscal year (“FY”) 2025 corporate performance measures and goals for the Enterprise Scorecard for the Winning Performance Team Incentive Plan (“WPTIP”) and Executive Annual Incentive Plan (“EAIP”), (2) established FY 2024 EAIP performance measures and goals for the CEO, (3) approved amendments to the WPTIP and EAIP, and (4) established performance measures and goals for the FY 2024 – FY 2026 and FY 2025 – FY 2027 performance cycles under the Long-Term Incentive Plan (“LTIP”). Each of these items is discuss in more detail below.

FY 2025 Enterprise Scorecard for WPTIP and EAIP

The Board established the following performance measures and goals for the Enterprise Scorecard for both the WPTIP and the EAIP for FY 2025:

Performance Measure	Weight	Threshold	Target	Stretch
SBU Controllable O&M and Base Capital Spend (1)	40%	2% SBU O&M / 4% Capital Over Budget	FY25 Budget	2% SBU O&M / 4% Capital Under Budget
Transmission Performance Indicator (2)	15%	50	100	200
Nuclear Performance Indicator (3)	15%	Equidistant from Target	ORLF value for full points per standard industry guidelines (2.00%)	Comparable Fleet Top Quartile 24-month average as of September 2024
Power Operations Performance Indicator (4)	15%	50	100	200
Serious Injury Incident Rate (5)	15%	0.04	0.02	0.00
Notes
(1) Strategic Business Unit ("SBU") Controllable Operating & Maintenance ("O&M") and Base Capital Spend equals the total Non-Fuel O&M and Base Capital expenses for corporate and operational SBU organizations (excludes Board of Directors).
(2) Transmission Performance Indicator is an aggregate measure of the overall reliability of TVA's transmission system.
(3) The Nuclear Performance Indicator is the Annualized Online Reliability Loss Factor, which is the 12-month ratio of all generation losses minus refueling outage ("RFO") and exempt losses to reference energy generation minus RFO and exempt losses in a normal fuel cycle period, per standard industry guidelines. This measure monitors performance between refueling outages to obtain high unit and energy production reliability.
(4) The Power Operations Performance Indicator is an aggregate measure of the overall reliability of TVA's power operations generation fleet based on key performance measures in Gas, Hydro, and Coal that are intended to ensure that TVA's fleet of power operations generation assets are available and reliable to meet system demand.
(5) The Serious Injury Incident Rate is a mathematical calculation used by Edison Electric Institute that quantifies the extent of injury for serious injuries and fatalities from events within the control of the employee and/or the employer.

Transmission Performance Indicator	Weight	Threshold	Target	Stretch
Load Not Served (1)	60%	4.4	3.7	3.1
Outages per Hundred Miles per Year (2)	20%	2.86	2.63	2.40
Connection Point Interruption Frequency (3)	20%	0.67	0.57	0.47
Notes
(1) Load Not Served ("LNS") is a measure of the magnitude and duration of transmission system outages that affect TVA customers expressed in system minutes. TVA manages this critical indicator to reduce the impact of customer outages. An automatic customer interruption with a duration of one minute or greater is tracked as an LNS event. LNS events caused by TVA on a distributor system will also count as a TVA event even if the TVA system remains energized. LNS excludes interruptions due to declared major events, variances, verified tornadoes, gunfire, vandalism, ice formation, and foreign object/vehicle (DUI, DWI, hit and run, or suicide).
(2) Outages per Hundred Miles per Year ("OHMY") is the number of automatic interruptions (sustained and momentary) to lines greater than or equal to 100-kV per 100 miles of transmission line per year. OHMY excludes interruptions due to declared major events, variances, verified tornadoes, gunfire, vandalism, ice formation, foreign object/vehicle (DUI, DWI, hit and run, or suicide), and nested interruptions.
(3) Connection Point Interruption Frequency ("CPIF") measures reliability from the customer's perspective. CPIF tracks interruptions of power, including momentary interruptions, at connection points caused by the transmission system. CPIF includes automatic and emergency forced outages and excludes prearranged (scheduled or planned) and operational outages as well as interruptions due to declared major events, variances, verified tornadoes, gunfire, vandalism, ice formation, and foreign object/vehicle (DUI, DWI, hit and run, or suicide).

Power Operations Performance Indicator	Weight	Threshold	Target	Stretch
Combined Cycle Equivalent Forced Outage Rate (1)	45%	5.5%	4.5%	2.7%
Hydro Equivalent Forced Outage Rate (2)	25%	6.0%	5.6%	3.2%
Coal Equivalent Forced Outage Rate (3)	25%	13.9%	11.0%	8.1%
Combustion Turbine Economic Starting Reliability (4)	5%	99.1%	99.4%	99.7%
Notes
(1) Combined Cycle Equivalent Forced Outage Rate (“EFOR”) measures the generation lost due to forced events as a percentage of time the unit would have been scheduled to run for TVA-operated combined cycle generating assets, based on Generating Availability Data System (“GADS”) event reporting guidelines for megawatt hour losses. Combined Cycle EFOR excludes GADS events classified as outside management control and variances.
(2) Hydro EFOR reflects the percentage of time over a given period that a generating unit is in forced outage. This measure includes startup failures and is based on GADS event reporting guidelines for megawatt hour losses. Hydro EFOR excludes GADS events classified as outside management control and variances.
(3) Coal EFOR reflects the percentage of time over a given period that a generating unit is in forced outage. This measure includes startup failures and is based on GADS event reporting guidelines for megawatt hour losses. Coal EFOR excludes GADS events classified as outside management control and variances.
(4) Combustion Turbine ("CT") Economic Starting Reliability reflects the percentage of successful attempts to start up a unit for generation, performance testing, or black start over a given period that a generating unit was available for TVA-operated CT assets. Total unit performance tests demonstrate that a unit will start and perform as intended. Black start tests demonstrate that a unit will start without relying on external power and perform as intended. CT Economic Starting Reliability excludes GADS events classified as outside management control and variances.

FY 2024 EAIP Performance Measures and Goals for CEO

The Board authorized the EAIP corporate performance measures and goals and corporate multiplier measures and goals for FY 2024 to be used to calculate the FY 2024 EAIP award for the CEO.

Amendments to WPTIP and EAIP

The Board approved amendments to the WPTIP and EAIP that would eliminate the use of the corporate multiplier and would authorize the Board to utilize a standard discretionary range to adjust the scorecard achievement by plus or minus 20 percent beginning with the FY 2025 performance cycle. This standard discretionary range allows the Board to account for extraordinary events or significant occurrences that impact TVA's performance. The Board delegated authority to the Vice President and Chief Human Resources Officer to implement these amendments.

LTIP Performance Measures and Goals for the FY 2024 - FY 2026 Performance Cycle

The Board approved LTIP performance measures and goals for the FY 2024 - FY 2026 performance cycle. These performance measures, along with their associated weights and goals, are as follows and will be calculated using either results for FY 2025 and FY 2026 or results as of the end of FY 2026, as appropriate:

FY 2024 - FY 2026 LTIP Performance Cycle

Long-Term Incentive Measures	Weight	Threshold	Target	Stretch
Total Spend (1)	60%	2% Non-Fuel O&M, Inventory, and Cloud spend / 4% Capital spend over budget	FY25 - FY26 cumulative Total Spend based on the FY25 Budget	2% Non-Fuel O&M, Inventory, and Cloud spend / 4% Capital spend under budget
Carbon-Free Performance Indicator (2)	20%	50	100	200
Powerful Partnerships Survey (3)	20%	73	77	81
Notes
(1) Total Spend represents total Non-Fuel O&M, Capital, Non-Fuel Inventory, and Cloud Implementation expenses for corporate and operational SBU organizations (excludes Board of Directors). This measure will support the overall TVA goal of maintaining costs and managing rates based on spending levels approved by TVA management and the Board.
(2) Carbon-Free Performance Indicator measures renewable megawatts ("MW") added to the TVA system, energy program savings gigawatt hour ("GWh") and capacity MW provided by energy programs, and the ability to meet TVA's operational needs through demand response ("DR") event performance. This measure supports the evolution of TVA's reliability and clean energy supply into the energy system of the future as well as helps manage the impact of TVA's identified enterprise risk related to planning and execution of the power system.
(3) The Powerful Partnerships Survey is conducted among customers, elected officials, business/economic development leaders, and the general public in the TVA service area to assess the strength of various stakeholder relationships with TVA. This measure supports the effective management of TVA's reputation and ability to achieve desired outcomes and deliver on strategic priorities with stakeholders.

Carbon-Free Performance Indicator	Weight	Threshold	Target	Stretch
Renewable and Storage MW Added (1)	30%	711	889	1,067
Demand Response Event Performance % (2)	25%	81%	90%	99%
Energy Program MW (3)	20%	1,512	2,016	2,521
Energy Program GWh (4)	15%	440	586	733
Traditional Carbon-Free MW Added (5)	10%	60% of FY25 Budget Power Supply Plan target MW	80% of FY25 Budget Power Supply Plan target MW	100% of FY25 Budget Power Supply Plan target MW
Notes
(1) Renewable and Storage MW Added tracks the number of renewable and storage MW that come on-line in accordance with delivered purchased power agreements ("PPAs"), partner flexibility, and TVA-builds.
(2) Demand Response Event Performance Percentage calculates the performance of DR programs by determining a 12-month rolling average of the portfolio's actual demand reduction to the expected demand reduction and contractual requirements percentage for DR events.
(3) Energy Program MW tracks the amount of MW to be reduced from the system from active DR program contracts, DR participant load reductions since the last power supply plan submission, and energy efficiency ("EE") projects and their cumulative peak demand reductions.
(4) Energy Program GWh tracks the amount of GWh reduced from the system from TVA-influenced EE projects and the energy reductions achieved during DR events.
(5) Traditional Carbon-Free MW Added represents the incremental MW added through planned carbon-free generation asset additions and upgrades or uprates for existing carbon-free generation assets in the TVA fleet.

LTIP Performance Measures and Goals for the FY 2025 - FY 2027 Performance Cycle

The Board approved LTIP performance measures and goals for the FY 2025 - FY 2027 performance cycle. These performance measures, along with their associated weights and goals, are as follows:

FY 2025 - FY 2027 LTIP Performance Cycle

Long-Term Incentive Measures	Weight	Threshold	Target	Stretch
Total Spend (1)	60%	2% Non-Fuel O&M, Inventory, and Cloud spend / 4% Capital spend over budget	FY25 - FY27 cumulative Total Spend based on the FY25 Budget	2% Non-Fuel O&M, Inventory, and Cloud spend / 4% Capital spend under budget
Carbon-Free Performance Indicator (2)	20%	50	100	200
Powerful Partnerships Survey (3)	20%	74	78	82
Notes
(1) TVA Total Spend represents total Non-Fuel O&M, Capital, Non-Fuel Inventory, and Cloud Implementation expenses for corporate and operational SBU organizations (excludes Board of Directors). This measure will support the overall TVA goal of maintaining costs and managing rates based on spending levels approved by TVA management and the Board.
(2) Carbon-Free Performance Indicator measures renewable MW added to the TVA system, energy program savings GWh and capacity MW provided by energy programs, and the ability to meet TVA's operational needs through DR event performance. This measure supports the evolution of TVA's reliability and clean energy supply into the energy system of the future as well as helps manage the impact of TVA's identified enterprise risk related to planning and execution of the power system.
(3) The Powerful Partnerships Survey is conducted among customers, elected officials, business/economic development leaders, and the general public in the TVA service area to assess the strength of various stakeholder relationships with TVA. This measure supports the effective management of TVA's reputation and ability to achieve desired outcomes and deliver on strategic priorities with stakeholders.

Carbon-Free Performance Indicator	Weight	Threshold	Target	Stretch
Renewable and Storage MW Added (1)	30%	1,009	1,261	1,513
Demand Response Event Performance % (2)	25%	81%	90%	99%
Energy Program MW (3)	20%	1,639	2,185	2,731
Energy Program GWh (4)	15%	681	908	1,135
Traditional Carbon-Free MW Added (5)	10%	60% of FY25 Budget Power Supply Plan target MW	80% of FY25 Budget Power Supply Plan target MW	100% of FY25 Budget Power Supply Plan target MW
Notes
(1) Renewable and Storage MW Added tracks the number of renewable and storage MW that come on-line in accordance with delivered PPAs, partner flexibility, and TVA-builds.

(2) DR Event Performance Percentage calculates the performance of DR programs by determining a 12-month rolling average of the portfolio's actual demand reduction to the expected demand reduction and contractual requirements percentage for DR events.
(3) Energy Program MW tracks the amount of MW to be reduced from the system from active DR program contracts, DR participant load reductions since the last power supply plan submission, and EE projects and their cumulative peak demand reductions.
(4) Energy Program GWh tracks the amount of GWh reduced from the system from TVA-influenced EE projects and the energy reductions achieved during DR events.
(5) Traditional Carbon-Free MW Added represents the incremental MW added through planned carbon-free generation asset additions and upgrades or uprates for existing carbon-free generation assets in the TVA fleet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: September 20, 2024	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial and Strategy Officer